UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported on the Current Report on Form 8-K filed by TILT Holdings Inc. (the “Company”) on April 25, 2023 (the “Initial Form 8-K”), Tim Conder was appointed to serve as Interim Chief Executive Officer of the Company, effective April 21, 2023. Mr. Conder did not receive compensation for his service as Interim Chief Executive Officer. On September 26, 2023, the Board appointed Mr. Conder as the permanent Chief Executive Officer of the Company. The biographical information and other information on Mr. Conder included in the Initial Form 8-K is hereby incorporated by reference.

On September 26, 2023, the Company and Mr. Conder entered into an employment agreement (the “Employment Agreement”), pursuant to which Mr. Conder will serve as the permanent Chief Executive Officer of the Company. The Employment Agreement sets forth the principal terms and conditions of Mr. Conder’s employment including an employment term from September 26, 2023 and continuing until June 30, 2024 (the “Term”) and including a monthly base salary of $29,167 (the “Base Salary”) effective as of April 21, 2023, or $350,004 on an annualized basis. The Employment Agreement provides that Mr. Conder will receive a target performance bonus of $200,000 provided that Mr. Conder (i) has achieved on or prior to December 31, 2023 certain metrics  and (ii) is still employed by the Company as of the earlier of the date of payment or January 31, 2024 (the “December 31, 2023 Performance Bonus”). The Employment Agreement provides that Mr. Conder will receive another target performance bonus of $200,000 provided that Mr. Conder (i) has achieved on or prior to June 30, 2024 certain metrics set forth therein and (ii) is still employed by the Company as of the earlier of the date of payment or June 30, 2024 (the “June 30, 2024 Performance Bonus”).

Pursuant to the terms of the Employment Agreement, Mr. Conder is entitled to receive an equity grant, under the Company’s Amended and Restated 2018 Stock and Incentive Plan, of 2,000,000 performance stock units (“PSUs”), of which up to 1,000,000 PSUs will vest on the first business day after December 31, 2023 (the “December 31, 2023 PSUs”)  and up to 1,000,000 PSUs will vest on June 30, 2024 (the “June 30, 2024 PSUs”), each in the portions set forth therein,  provided that Mr. Conder has achieved the metrics for the applicable vesting period and continues to be employed by the Company as of each vesting date.

Mr. Conder is also  entitled to up to $25,500 of reimbursement for direct expenses within 14 days of execution of the Employment Agreement.

Following a request from Mr. Conder during the Term, the Company will donate $50,000 to one or more charitable organizations designated by Mr. Conder, provided that the Company will  not be required to make donations in excess of $25,000 prior to January 1, 2024 and in excess of $12,500 from January 1, 2024 through March 31, 2024 and from and after April 1, 2024 through the end of the Term.

Throughout the course of his employment, Mr. Conder is entitled to participate in all group employee health, pension and welfare benefit plans and programs, and fringe benefit plans and programs.

Pursuant to the Employment Agreement, in the event of termination of Mr. Conder’s employment with the Company, however occurring, Mr. Conder is entitled to (i) the Base Salary through the date of termination, (ii) any accrued but unused vacation through the date of termination, and (iii) subject to submission of proper expense reports by Mr. Conder within 30 days of the date of termination, reimbursement for all expenses reasonably and necessarily incurred by Mr. Conder in connection with the business of the Company (together, the “Final Compensation”). In the event of termination without cause or resignation with good reason, in addition to the Final Compensation and subject to the execution of a release of claims in favor of the Company, Mr. Conder is entitled to receive (i) all previously accrued amounts, (ii) the Base Salary at applicable rates through the end of the Term, (iii) if Mr. Conder’s employment is terminated prior to payment of the December 31, 2023 Performance Bonus, to the extent Mr. Conder has achieved any applicable metrics, the corresponding portion of the December 31, 2023 Performance Bonus and (iv) if Mr. Conder’s employment is terminated prior to payment of the June 30, 2024 Performance Bonus, to the extent Mr. Conder has achieved any applicable metrics, the corresponding portion of the  June 30, 2024 Performance Bonus.

If  Mr. Conder’s employment is terminated on or prior to December 31, 2023, to the extent that Mr. Conder has achieved any of the applicable metrics as of the date of termination, the corresponding portion of the December 31, 2023 PSUs will vest upon termination. If Mr. Conder’s employment is terminated after December 31, 2023, to the extent that Mr. Conder has achieved any of the applicable metrics as of the date of termination, the corresponding portion of the June 30, 2024 PSUs will vest upon termination. In addition, if Mr. Conder timely and properly elects health continuation coverage under COBRA, the Company will provide a partial reimbursement for monthly health care insurance premiums increase paid by Mr. Conder until the scheduled end of the Term.

Mr. Conder is subject to the restrictive covenants set forth in the Employment Agreement including non-competition and non-solicitation covenants.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

On September 26, 2023, the Company issued a press release announcing the appointment of  Mr. Conder as the permanent Chief Executive Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1#	Employment Agreement dated September 26, 2023, by and between TILT Holdings Inc. and Tim Conder.
99.1	Press Release dated September 26, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

# Certain schedules and exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: October 2, 2023	By:	/s/ Brad Hoch
	Name:	Brad Hoch
	Its:	Interim Chief Financial Officer

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